                                                                   EXHIBIT 99.1


                              QUARTERDECK CORPORATION
                              13160 Mindanao Way
                              Marina del Rey, CA  90292
                              (310) 309-3700
                              TRADED:  NASDAQ:  QDEK

                               AT FINANCIAL RELATIONS BOARD:
AT THE COMPANY:                Fiona Ross                       Moira Conlon
Frank Greico                   General Information              Analyst Contact
Chief Financial Officer        11611 San Vicente Blvd., # 700   11611 San Vicente Blvd., # 700
(310) 309-3700                 Los Angeles, CA  90049           Los Angeles, CA  90049
                               (310) 442-0599                   (310) 442-0599



FOR IMMEDIATE RELEASE
MONDAY NOVEMBER 25, 1996

           QUARTERDECK ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS

      RECENT RESTRUCTURING DESIGNED TO RETURN OPERATIONS TO PROFITABILITY


MARINA DEL REY, CA, NOVEMBER 25, 1996 ... Quarterdeck Corporation (Nasdaq:
QDEK) today reported a loss of $75 million for the fiscal year ended September
30, 1996. As previously announced, the loss was primarily a result of charges associated with recent acquisitions and restructuring, lower demand for memory management products, additional return reserves and the delay in the development of certain Internet markets. Gross revenues for the year were $165 million. The Company believes its current strategic efforts will return the company to profitability.

FINANCIAL SUMMARY ($000)

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
                                         Three months ended              Twelve months ended
                                            September 30,                   September 30,
                                        1996              1995           1996           1995
                                        ----              ----           ----           ----
            Gross Revenues            $ 32,067          $ 34,237       $164,988       $126,742
            Net Revenues                19,741            31,304        133,100        117,606
            Net income                 (54,808)              277        (74,959)        11,252

         Commenting on the results, King R. Lee, member of the Board of Directors and Office of the President, said, "During the September Quarter we took important steps in our restructuring efforts aimed at implementing our new strategic plan. Additionally, we required higher than anticipated return reserves which contributed to the negative impact on our bottom line. However, based upon the review and analysis of our market opportunities, we are confident that following our restructuring we will see a return to profitability."



                                        -more-

Quarterdeck Corporation

         Outlining details of the loss, Frank R. Greico Chief Financial Officer said "The loss for the quarter includes approximately $15 million in non-cash write-offs of in-process R&D relating to acquisitions, $13 million of restructuring charges and $8.4 million of additional return reserves."


STRATEGIC DIRECTION

         Quarterdeck's restructuring positions the Company to re-establish itself as a leading provider of software products with solid revenue and earnings growth. The company plans to utilize its leading technology to build on its core product franchises developing smart tools that enhance computing on the Internet, intranet and desktop PC. These franchises include automated performance enhancement, automated application and system conflict resolution, disk, file and space management, communication and Internet search.

TECHNOLOGY STRATEGY

         At the core of the Company's desktop and Internet technology strength is its knowledge and understanding of the interaction among applications, hardware and the operating system. This competence is critical to the development of new products that automatically make the users computing experience faster, easier, and more trouble-free through the utilization of intelligent agents. As the Internet comes to the desktop in the next releases of Microsoft's operating systems and Netscape's further integration of the browser into the operating system, Quarterdeck is in a good position to take advantage of the many opportunities that this will generate by having broad strength in both areas. The Company intends to leverage and integrate these technologies across its product line through componentized software development utilizing Java and ActiveX. Componentization will also shorten the product development cycle through the reuse of previously developed components.

PRODUCT STRATEGY

         Combining its strong product franchise with its global brand name, Quarterdeck plans to further develop and grow its market share in the following areas:

                 #   Performance Enhancement (QEMM, MagnaRam 97, Speedy Rom)
                 #   Disk, File and Space Management (CleanSweep, Remove-It,
                     Partition-It)
                 #   Automated User Problem Assistance (Fix-It, WinProbe)
                 #   Communication and Internet Search (ProComm, Web Compass,
                     Rapid Remote)
                 #   Graphics Conversion (HiJaak)

         In the fourth quarter, the Company shipped new versions of MagnaRAM, HiJaak, ProComm and a recently acquired utility, Vertisoft Fix-It. At Fall Comdex, the Company released Web Compass 2.0 and so far this current quarter, the Company has released a new version of CleanSweep for Windows 95 and NT and a new hard drive optimization utility, Partition-It.

         The Company is now divided into three key business units: Utilities, Communications and Internet Solutions, and Direct Marketing. The Company's new direct marketing unit will consolidate control over and leverage its telemarketing and direct mail competencies. In addition, Quarterdeck is

Quarterdeck Corporation


focusing on improving operational efficiencies and continuing the review of its cost structure. During the fourth quarter the Company consummated a placement of $20 million of convertible preferred stock and believes it has sufficient cash for the current business cycle.

Quarterdeck Corporation is a pioneer in the development of PC utilities and Internet software. The Company leads the industry in bringing utilities solutions to the Windows and Macintosh environments and offers powerful Internet and communications software tools. Quarterdeck Corporation is headquartered at 13160 Mindanao Way, Marina del Rey, CA 90292. Its European headquarters are in Dublin, Ireland. Further product availability and pricing information may be obtained by calling 310/ 309-3755 and by accessing Quarterdeck's Internet website at http://www.quarterdeck.com.

         For more information about Quarterdeck Corporation via facsimile at no cost, simply call 1-800-PRO-INFO and dial client code 304.

         When used in the preceding discussion, the words "believes, designed to or intended to" and similar conditional expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, conditions in the general economy or the software industry, the timely development and market acceptance of products and technologies, competitive factors, demand for memory-management software products, sell-through of products in the sales channels, successful integration of acquisitions, the ability to secure additional sources of financing and other risks described from time to time in Quarterdeck's SEC reports and filings.

Quarterdeck, HiJaak are registered trademarks of Quarterdeck Corporation or its subsidiaries. MagnaRAM, CleanSweep, Vertisoft Fix-It and Partition-It are trademarks of Quarterdeck Corporation or its subsidiaries. All other brand and product names are trademarks or registered trademarks of their respective companies.

                           [FINANCIAL DATA TO FOLLOW]

Quarterdeck Corporation




                            QUARTERDECK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                 (Amounts in thousands, except per share data)

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
                                                           Three months ended                   Twelve months ended
                                                               September 30,                       September 30,
                                                           1996           1995                  1996            1995
                                                         --------------------------         --------------------------
 Gross Revenues                                          $32,067        $34,237              $164,988         $126,742
 Provision for returns                                    12,326          2,933                31,888            9,136
                                                         --------------------------         --------------------------
 Net Revenues                                             19,741         31,304               133,100          117,606
 Cost of Revenues                                         11,269          9,876                49,600           34,884
                                                         --------------------------         --------------------------
      Gross Margin                                         8,472         21,428                83,500           82,722

 Operating expenses:
      Research and development                             5,363          3,746                21,314           14,286
      Sales and marketing                                 13,859          9,304                66,355           30,624
      General and administrative                           8,824          4,924                32,128           20,704
                                                         --------------------------         --------------------------
 Total operating expenses                                 28,046         17,974               119,797           65,614

 Operating income before one-time charges                (19,574)         3,454               (36,297)          17,108

 Interest income (expense), net                           (1,830)           605                   (67)           1,884
                                                         --------------------------         --------------------------
 Income before income taxes and one-time charge          (21,404)         4,059               (36,364)          18,992

 Provision for income taxes                                4,745            (24)                  806              331
                                                         --------------------------         --------------------------
 Income before one-time charges                          (26,149)         4,083               (37,170)          18,661
                                                         --------------------------         --------------------------
 Acquisition, restructuring and other one-time            28,659          3,806                37,789            7,409
 charges

 Net income                                              (54,808)           277               (74,959)          11,252
                                                         ==========================         ==========================

 Income per share before one-time charges                 $(0.73)         $0.12                $(1.07)           $0.52
                                                         ==========================         ==========================
 Net income per share                                     $(1.53)         $0.01                $(2.15)           $0.32
                                                         ==========================         ==========================
 Shares used for per share calculations                   35,856         33,905                34,894           35,557
                                                         ==========================         ==========================

Quarterdeck Corporation



                            QUARTERDECK CORPORATION
                           COMPARATIVE BALANCE SHEET

                                                      September 30, 1996     September 30, 1995
                                                      ------------------     ------------------
 ASSETS:
 Cash & cash equivalents                                     $25,554                  $39,669
 Accounts receivable, net                                      9,265                   13,621
 Inventory, net                                                2,151                    2,281
 Deferred income taxes                                             -                    2,178
 Other current assets                                          5,594                    4,006
                                                      --------------           --------------
 TOTAL CURRENT ASSETS                                         42,564                   61,755
 Note rec.- related party - building                               -                      469
 Property, plant & equipment, net                             21,252                    8,335
 Capitalized software, net                                     3,448                    2,807
 Other noncurrent assets                                       9,517                    3,333
                                                      --------------           --------------
 TOTAL ASSETS                                                $76,781                  $76,699
                                                      ==============           ==============
 LIABILITIES:
 Current inst. - capital lease obligations                      $111                     $255
 Trade accounts payable                                       10,685                   13,582
 Loan payable to bank                                          8,280                        -
 Accrued expenses                                             17,935                   13,880
 Accrued acquisition, restructuring                           10,237                    3,455
 Note payable to related parties                                   -                    1,093
                                                      --------------           --------------
 TOTAL CURRENT LIABILITIES                                    47,248                   32,265
 Other long term liabilities                                      70                      164
 Convertible debentures                                       25,000                        -
 Obligations under capital lease                                  38                        -
                                                      --------------           --------------
 TOTAL LIABILITIES                                            72,356                   32,429

 STOCKHOLDERS' EQUITY:
 Preferred stock                                              18,725                        -
 Common stock                                                     37                       31
 Treasury stock                                                 (560)                    (560)
 Notes rec. on sale of stock                                     (18)                     (70)
 Additional paid in capital                                   66,096                   39,877
 Foreign currency translation adjustment                        (468)                    (562)
 Unreal. gain on marketable securities                           379                      195
 Retained earnings/(accumulated deficit)                     (79,766)                   5,359
                                                      --------------           --------------
 TOTAL STOCKHOLDERS' EQUITY                                    4,425                   44,270
                                                      --------------           --------------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $76,781                  $76,699
                                                      ==============           ==============

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